1
EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT
I, John

P. D.

Cato, Chairman,

President and

Chief Executive

Officer of

The Cato

Corporation (the

“Company”),
certify, pursuant to Section 906

of the Sarbanes-Oxley Act

of 2002, 18

U.S.C. Section 1350, that on

the date
of this Certification:
1.
the Annual Report on Form 10-K of

the Company for the year

ended February 3, 2024 (the “Report”)
fully complies with the requirements of

Section 13(a) or 15(d) of the

Securities Exchange Act of 1934;
and
2.
the information contained in the Report

fairly presents, in all material respects, the

financial condition and
results of operations of the Company.
Dated: March 27, 2024

/s/ John P.

D. Cato

John P.

D. Cato

Chairman, President and

Chief Executive Officer